Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

The  Board  Of  directors
Family  Room  Entertainment  Corporation

      We consent to the inclusion by reference in this registration statement on Form S-8 of our report dated August 25, 2000 on our audits of the consolidated financial statements of Family Room Entertainment Corporation for the years ended June 30, 2000 and 1999. We also consent to the reference to our firm under the caption "Experts".

/s/  Ham,  Langston  &  Bregena,  L.L.P

Houston,  Texas
November  27,  2000


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